Exhibit 99.2
The unaudited interim consolidated balance sheet for Financial Pacific Insurance Group, Inc. as of September 30, 2005, and the unaudited interim consolidated statements of income and cash flows for the nine months ended September 30, 2005 and 2004

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30,	December 31,
Assets	2005	2004
	(Unaudited)
Fixed income securities, available-for-sale, at fair value (amortized cost of $154,686,415 and $135,770,630, respectively)	$152,341,511	$135,747,872
Cash and cash equivalents	10,830,571	11,732,426
Premiums receivable	30,687,981	23,351,435
Reinsurance receivables	73,433,530	53,543,655
Prepaid reinsurance premiums	21,282,223	22,987,369
Deferred policy acquisition costs	8,451,003	5,996,957
Accrued investment income	1,645,745	1,452,917
Property and equipment, net	1,055,147	657,642
Deferred income taxes	4,589,971	3,023,092
Investment in subsidiary trust preferred securities	488,000	488,000
Other assets	1,060,048	669,332

Total assets	$305,865,730	$259,650,697

Liabilities and Stockholders’ Equity

Liabilities:
Losses and loss adjustment expenses	$165,419,356	$131,565,034
Unearned premiums	54,220,856	47,080,144
Accounts payable and accrued expenses	6,609,862	5,997,523
Other reinsurance balances	20,940,114	19,465,056
Trust preferred securities	15,520,636	15,507,947
Advances under line of credit	3,000,000	3,000,000
Other liabilities	1,337,050	1,640,779

Total liabilities	267,047,874	224,256,483

Stockholders’ equity:
Series A convertible preferred stock, $0.001 par value. Authorized 5,000 shares; issued and outstanding 4,400	5	5
Common stock, $0.001 per value. Authorized 10,000 shares; issued and outstanding 2,990 and 2,985 shares, respectively	3	3
Additional paid-in capital	10,571,155	8,321,068
Accumulated other comprehensive income:
Net unrealized loss on available for sale securities, net of deferred income tax benefit of $797,267 and $7,738, respectively	(1,547,637)	(15,020)
Retained earnings	29,794,330	27,088,158

Total stockholders’ equity	38,817,856	35,394,214

Total liabilities and stockholders’ equity	$305,865,730	$259,650,697

See accompanying notes to consolidated financial statements.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES
Consolidated Statements of Income
Nine months ended September 30, 2005 and 2004

	2005	2004
	(Unaudited)
Revenue:
Net premiums earned	$43,618,594	$34,410,904
Investment income, net of expenses	4,126,795	3,762,155
Net realized investment gains	3,725	1,003,111
Other revenue	1,369,622	1,363,502
Mark-to-market on interest rate swaps	265,604	(11,471)

Total revenue	49,384,340	40,528,201

Expenses:
Losses and loss adjustment expenses	30,753,974	23,856,588
Amortization of deferred policy acquisition costs	6,593,786	4,760,525
Contingent ceding commission	2,122,852	3,131,416
Interest expense	899,704	900,012
Stock option compensation expense	2,170,475	—
Merger-related expenses	1,208,386	—
Other expenses	1,424,720	1,405,568

Total expenses	45,173,897	34,054,109

Income before income taxes	4,210,443	6,474,092

Income taxes	1,504,271	2,061,832

Net income	$2,706,172	$4,412,260

See accompanying notes to consolidated financial statements.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Nine months ended September 30, 2005 and 2004

	2005	2004

	(Unaudited)
Cash flows from operating activities:
Net income	$2,706,172	$4,412,260
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation	277,655	295,821
Net amortization of premium/discount	812,872	523,134
Amortization of debt issue costs	12,690	12,694
Net realized gains on sales of fixed income securities	(3,725)	(1,003,111)
Net realized losses (gains) on sale of property and equipment	6,173	(13,604)
Mark to market on interest rate swaps	265,604	(11,471)
Stock option compensation expense	2,170,475	—
Bad debt reserve for premiums receivable and reinsurance receivables	260,000	—
Deferred income taxes	(777,350)	(562,646)
Change in operating assets and liabilities:
Premiums receivable	(7,396,546)	(4,194,686)
Reinsurance receivables	(20,089,875)	(17,625,548)
Prepaid reinsurance premiums	1,705,146	1,483,509
Deferred policy acquisition costs	(2,454,046)	(2,307,848)
Accrued investment income	(192,828)	(105,191)
Other assets	(933,299)	8,893
Losses and loss adjustment expenses	33,854,322	27,111,922
Unearned premiums	7,140,712	7,275,983
Accounts payable and accrued expenses	612,339	1,272,620
Other reinsurance balances	1,475,058	3,174,957
Other liabilities	(303,856)	91,004

Net cash provided by operating activities	19,147,693	19,838,692

Cash flows from investing activities:
Purchase of fixed income securities, available-for-sale	(29,502,767)	(38,163,522)
Sale and maturity of fixed income securities, available-for-sale	9,777,960	22,815,597
Net proceeds from sales/purchases of property and equipment	(330,951)	(191,536)

Net cash used in investing activities	(20,055,758)	(15,539,461)

Cash flows from financing activities:
Proceeds from advances under line of credit	—	1,000,000
Proceeds from employee stock option exercise	6,210	—

Net cash provided by financing activities	6,210	1,000,000

Net (decrease) increase in cash and cash equivalents	(901,855)	5,299,231
Cash and cash equivalents, beginning of year	11,732,426	6,871,555

Cash and cash equivalents, end of year	$10,830,571	$12,170,786

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$2,824,299	$2,172,516
Cash paid for interest	$880,081	$875,070
Tax benefit of exercise of warrants	$73,401	$—
See accompanying notes to consolidated financial statements.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(Unaudited)
(1) Basis of Presentation
     Financial Pacific Insurance Group, Inc. (FPIG) was formed on May 26, 1993 to acquire all of the common stock of Financial Pacific Insurance Company (the Insurance Company) and Financial Pacific Insurance Agency (the Agency). FPIG, the Insurance Company, and the Agency are collectively referred to as (the Company). Prior to September 30, 2005, FPIG was primarily owned by three investor groups. On October 1, 2005, Mercer Insurance Group, Inc. acquired all of the outstanding stock of Financial Pacific Insurance Group, Inc. (see Note 8).
     The Company deals principally in commercial property, casualty, and surety lines of insurance. The majority of the Company’s business is written for small to medium sized businesses in California’s Central Valley. The Company’s business is primarily written with artisan contractors, commercial property owners, and light industrial risks by a network of independent agents.
     The Company does operate in certain catastrophe-prone areas. The Company mitigates its vulnerability to catastrophic events by actively monitoring its geographic concentrations. As a commercial carrier, the Company does not provide coverage for damage caused by earthquake, except under its inland marine and auto physical damage forms.
     The consolidated financial statements include the accounts of FPIG, the Insurance Company and the Agency. The consolidated financial statements have been prepared on a historical basis in accordance with accounting principles generally accepted in the United States of America. All intercompany balances and transactions have been eliminated.
     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     The financial information for the interim periods included herein is unaudited; however, such information reflects all adjustments which are, in the opinion of management, necessary to a fair presentation of the financial position, results of operations, and cash flows for the interim periods. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year.
     These consolidated financial statements should be read in conjunction with the financial statements and notes for the year ended December 31, 2004. Certain reclassifications have been made to amounts reported in the consolidated balance sheet as of December 31, 2004 in order to be consistent with the current period’s presentation.
Stock-based compensation
     Stock-based compensation plans are accounted for under the provisions of Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Accordingly, no compensation expense is recognized for fixed stock option grants. Compensation expense would be recorded on the date of a stock option grant only if the current market price of the underlying stock exceeded the exercise price.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES — (Continued)
Notes to Consolidated Financial Statements
(Unaudited)
     The following table illustrates the effect on net income as if the provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (as amended by SFAS No. 148), Accounting for Stock-Based Compensation, had been applied to all periods presented:

	Nine months ended
	September 30,	September 30,
	2005	2004
Net income, as reported	$2,706,172	$4,412,260

Plus: Stock-based employee compensation expense included in reported net income, net of related tax effects	1,432,514	—

Less: Total stock-based employee compensation expense determined under the minimum value method for all awards, net of related tax effects	(20,434)	(31,612)

Pro forma net income	$4,118,252	$4,380,648

     In December 2004, the Financial Accounting Standards Board issued SFAS No. 123(R), “Share-Based Payment,” which is a revision of SFAS 123. SFAS 123(R) requires that the compensation cost related to share-based payment transactions be recognized in the financial statements. The compensation cost will be measured on the fair value of the equity or liability instruments issued. The Statement is effective as of the beginning of the first fiscal year beginning after June 15, 2005. The impact of adopting SFAS No. 123(R) on net income is not expected to be materially different from the pro-forma amounts disclosed above, which includes all share-based payment transactions through September 30, 2005.
     All outstanding employee stock options were exercised on a cashless basis on September 30, 2005, in connection with the acquisition on October 1, 2005 discussed in Note 8, resulting in a charge of $1,432,514 for stock option compensation expense, net of tax, in the consolidated statements of earnings for the nine months ended September 30, 2005.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES — (Continued)
Notes to Consolidated Financial Statements
(Unaudited)
Recently adopted accounting standards
     In May 2003, the FASB issued SFAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. SFAS 150 establishes standards for how a Company classifies and measures certain financial instruments with characteristics of both liabilities and equity. One requirement under SFAS 150 is that certain trust preferred securities are to be presented as liabilities. The Company adopted SFAS on January 1, 2004, and accordingly, its trust preferred securities have been reclassified to liabilities in the accompanying consolidated balance sheet. The adoption of SFAS 150 did not have an effect on the Company’s consolidated balance sheet or statements of income or compliance with bank covenants.
     In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Rate Interest Entities (FIN 46), which was replaced in December 2003 by FIN 46R. FIN 46R addresses consolidation issues surrounding special purpose entities and certain other entities, collectively termed variable interest entities (VIE). A VIE is an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46R requires VIEs to be consolidated by their primary beneficiaries. FIN 46R was effective immediately for new VIEs formed subsequent to December 31, 2003. For VIEs that were formed prior to January 1, 2004, the effective date is January 1, 2005. The Company is not party to any VIEs created subsequent to December 31, 2003. The Company adopted FIN 46R on January 1, 2005, and as a result has deconsolidated Financial Pacific Statutory Trust I, Financial Pacific Statutory Trust II, and Financial Pacific Statutory Trust III. The adoption of FIN 46R did not have a material effect on the Company’s balance sheet or statements of income.

(2) Reinsurance
     Premiums earned are net of amounts ceded of $39,884,264 and $41,163,522 for the nine months ended September 30, 2005 and 2004, respectively. Losses and loss adjustment expenses are net of amounts ceded of $31,424,898 and $26,249,317 for the nine months ended September 30, 2005 and 2004, respectively.

(3) Comprehensive Income
     The Company’s comprehensive income for the nine month periods ended September 30, 2005 and 2004 is as follows:

	Nine Months ended
	September 30
	2005	2004
Net income	$2,706,172	$4,412,260
Other comprehensive income, net of tax:
Unrealized losses on securities:
Unrealized holding losses arising during period, net of related income tax benefit of $788,262 and $90,879, respectively	(1,530,159)	(176,412)
Less reclassification adjustment for gains included in net income, net of related income tax expense of $1,267 and $341,058, respectively	(2,458)	(662,053)

	(1,532,617)	(838,465)

Comprehensive Income	$1,173,555	$3,573,795

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES — (Continued)
Notes to Consolidated Financial Statements
(Unaudited)

(4) Stock Option Plan
     During 1993, FPIG adopted a stock incentive plan, pursuant to which up to 277 shares of common stock of FPIG may be issued at the discretion of the board of directors or a committee thereof. Awards may include, without limitation, stock bonuses, restricted stock, stock options, reload options, stock purchase warrants, other rights to acquire stock, securities convertible or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units, or performance shares. Officers, employees, consultants, and advisors to the Company or any of its subsidiaries are eligible for awards under the plan. To date, all awards have been in the form of stock options issued at an exercise price of fair value as of the issue date.
     Effective June 16, 2000, the stock incentive plan was amended to increase the number of shares from 277 to 1,000.
     The following is a summary of the transactions under the stock incentive plan for nine months ended September 30, 2005:

	Shares	Price
Outstanding, beginning of year	815	$2,273
Granted	—
Exercised	(815)
Forfeited	—

Outstanding, at September 30, 2005	—	$—

Options exercisable at September 30, 2005	—
Weighted average fair value of
options granted during the period	$—

(5) Series A Convertible Preferred Stock
     The Group has issued Series A convertible preferred stock (Series A Stock) pursuant to the Series A Convertible Preferred Stock Purchase Agreement, dated September 7, 1993 (the Series A Stock Agreement).
     Each share of Series A Stock is convertible, at the option of the holder thereof, into an equal number of shares of Common Stock, subject to certain adjustments described in the Series A Stock Agreement. The holders of Series A stock have voting rights and powers equal to the voting rights and powers of such Common Stock. Each share of Series A Stock would be automatically converted into shares of Common Stock immediately upon the effective date of a registration statement filed pursuant to the Securities Act of 1933, as amended, in connection with a firm commitment, underwritten public offering with an offering price of not less than $5.00 per share, and with gross proceeds equal to or exceeding $10 million.
     In the event of any liquidation, dissolution, or winding up of the Group, the holders of the Series A Stock are entitled to receive, prior and in preference to any distribution of any assets of the Group to the holders of Common Stock, the amount of $1.00 per share plus any declared but unpaid dividends. At any time after September 7, 2000, the Group shall be entitled to redeem all or any portion of the outstanding shares of Series A Stock held by each holder of Series A Stock for $1.00 per share plus any declared but unpaid dividends.
     In conjunction with the closing of the acquisition by Mercer Insurance Group, Inc. on October 1, 2005 (see Note 8), all shares of Series A Convertible Preferred Stock were redeemed for merger consideration.

FINANCIAL PACIFIC INSURANCE GROUP, INC.
AND SUBSIDIARIES — (Continued)
Notes to Consolidated Financial Statements
(Unaudited)

(6) Common Stock Warrants
     On January 1, 1999, FPIG issued Common Stock Purchase Warrants (the 1999 Warrants) entitling the holders to purchase 1,354.86 shares of the FPIG’s common stock at the price of $3,944 per share. The 1999 Warrants expire on January 1, 2008 and are subject to certain restrictions described in the 1999 Warrants agreements. FPIG believes that the 1999 Warrants were issued at fair value. On September 30, 2005, all outstanding warrants were exercised on a cashless basis.

(7) Merger-Related Expense
     All outstanding employee stock options were exercised on a cashless basis on September 30, 2005, resulting in a pre-tax charge of $2,170,475 for stock option compensation expense in the consolidated statements of earnings for the nine months ended September 30, 2005.
     The Company incurred $1,208,386 in pre-tax merger-related expenses for the nine months ended September 30, 2005. These expenses primarily related to investment banking and other related costs associated with the merger (see Note 8).

(8) Subsequent Event
     On October 3, 2005, Mercer Insurance Group, Inc. (Mercer) acquired all of the outstanding stock of Financial Pacific Insurance Group, Inc. effective October 1, 2005. Under the terms of the acquisition, Mercer acquired FPIG through a merger whereby FPIG Acquisition Corp, a Delaware corporation wholly-owned by Mercer, merged with and into FPIG with FPIG as the surviving entity operating under the Certificate of Incorporation and Bylaws of FPIG Acquisition Corp.